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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2005
(Date of Report)
_____________________

Sovran Self Storage, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	1-13820	16-1194043
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sovran Acquisition Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	0-024071	16-1481551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6467 Main Street
Buffalo, New York 14221
(Address of principal executive offices) (Zip Code)

(716) 633-1850
(Registrant's telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:~

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

Effective May 17, 2005, Sovran Self Storage, Inc. (the "Company") and Sovran Acquisition Limited Partnership (the "Partnership") entered into a First Amendment to Note Purchase Agreement (the "First Amendment") with the holders of promissory notes purchased pursuant to a Note Purchase Agreement, dated as of September 4, 2003 (the "Existing Note Purchase Agreement"). The Company and the Partnership had previously entered into a Second Amended and Restated Revolving Credit and Term Loan Agreement with Fleet National Bank and other lenders named therein (the "Restated Credit Agreement"). The First Amendment modifies certain of the financial covenants in the Existing Note Purchase Agreement to be consistent with the financial covenants and related defined terms contained in the Restated Credit Agreement. The changes effected by Restated Credit Agreement are described in the Form 8-K filed by the Company and the Partnership with the Commission on December 21, 2004.

A copy of the First Amendment is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The Existing Note Purchase Agreement was previously filed as Exhibit 10.24 to the Company's Quarterly Report on Form 10-Q filed on November 12, 2003.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits

The Exhibits to this Current Report on Form 8-K are set forth on the Exhibit Index following the signature page hereto and are incorporated herein.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC.

By:  /s/ DAVID L. ROGERS
        David L. Rogers
        Chief Financial Officer

SOVRAN ACQUISITION LIMITED
PARTNERSHIP

By:   Sovran Holdings, Inc.

Its:    General Partner

By:  /s/ DAVID L. ROGERS
        David L. Rogers
        Chief Financial Officer

Date: May 20, 2005

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EXHIBIT INDEX

Exhibit No.	Description

10.26	First Amendment to Note Purchase Agreement, dated May 16, 2005, among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the noteholders named therein.

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Sovran Self Storage Inc.

Sovran Acquisition Limited Partnership

___________________________________

First Amendment
Dated as of May 16, 2005

to

Note Purchase Agreement
Dated as of September 4, 2003
___________________________________

Re: $80,000,000 6.26% Senior Guaranteed Notes, Series A,
due September 4, 2013
$20,000,000 Floating Rate Senior Guaranteed Notes, Series B,
due September 4, 2013

=====================================================================

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First Amendment to Note Purchase Agreement

          This First Amendment dated as of May 16, 2005 (the or this "First Amendment") to the Note Purchase Agreement dated as of September 4, 2003 is among Sovran Self Storage Inc., a Maryland corporation ("Sovran"), Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP"; and together with Sovran, the "Obligors"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

Recitals:

          A.          The Obligors and each of the Noteholders have previously entered into that certain Note Purchase Agreement dated as of September 4, 2003 (the "Existing Note Purchase Agreement," and, as amended hereby, the "Note Purchase Agreement") pursuant to which the Obligors issued (i) the $80,000,000 6.26% Senior Guaranteed Notes, Series A, due September 4, 2013 (the "Series A Notes") and (ii) the $20,000,000 Floating Rate Senior Guaranteed Notes, Series B, due September 4, 2013 (the "Series B Notes"; and together with the Series A Notes, collectively, the "Notes").

          B.          The Obligors have also previously entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 (the "Bank Credit Agreement") among the Obligors, Fleet National Bank, as administrative agent and lender and the other financial institutions party thereto pursuant to which the lenders thereunder agreed to make term loans and extend a credit facility to the Obligors.

          C.          The Obligors propose that the Noteholders agree to modify certain of the financial covenants in the Existing Note Purchase Agreement to be consistent with the financial covenants and related defined terms contained in the Bank Credit Agreement.

          D.          In furtherance of the foregoing, the Obligors and the Noteholders now desire to amend the Existing Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

          E.          Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

          F.          All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

          Now, Therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows:

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SECTION 1. AMENDMENTS.

          Section 1.1.     New Section 1.6 of Existing Note Purchase Agreement. The following shall be added as a new Section 1.6 to the Existing Note Purchase Agreement:

          "Section 1.6.     Change in Reserve Requirements. Subject to the next succeeding sentence, the Notes of each series shall bear interest from time to time at the stated rate of interest (and in the manner) specified therein. Notwithstanding the foregoing, if, pursuant to generally applicable insurance regulations for U.S. life and health insurance companies, the risk-based capital factor (the "Risk Based Capital Factor") attributable to any Note as of the date of Closing shall at any time increase after the date of the Closing to a level above the level prevailing on the date of the Closing (an "RBC Change"), then any holder of a Note may give notice of such RBC Change to the Obligors, and the Obligors shall, within 10 Business Days of receipt thereof, give notice of such RBC Change to the other holders of the Notes and the interest rate on the outstanding Notes of each series (including the applicable Default Rate) shall be increased by 175 basis points (1.75%) per annum retroactive to the Interest Payment Date immediately preceding the date of such RBC Change. If, subsequent to the interest rate adjustment described in the foregoing sentence, the Risk Based Capital Factor shall decrease to its original level prevailing on the date of Closing, as specified in a further notice from any holder of the Notes to the Obligors and so long as no Default or Event of Default has occurred and is continuing, then the interest rate on the outstanding Notes of each series (including the Default Rate) shall be reduced by 175 basis points (1.75%) per annum retroactive to the Interest Payment Date immediately preceding the date of such decrease in the Risk Based Capital Factor; provided that in no event shall such reduction in interest rate or applicable Default Rate result in the interest rate on any Note or the applicable Default Rate on any Note being less than the rate specified in the first paragraph of such Note. If, subsequent to such further interest rate adjustment described in the foregoing sentence, the Risk Based Capital Factor shall again increase as provided in the second sentence of this Section 1.6, the provisions of this Section 1.6 shall be applicable to such increase. Each holder of a Note shall use reasonable efforts to notify the Obligors promptly of any increase and decrease in the Risk Based Capital Factor of which such holder has actual knowledge; provided that the failure to do so will not affect the Obligors' obligations hereunder."

          Section 1.2.     New Section 9.7 of the Existing Note Purchase Agreement. The following shall be added as a new Section 9.7 to the Existing Note Purchase Agreement:

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          "Section 9.7.     Financial Covenants under Bank Credit Agreement. In the event that any of the financial covenants contained in the Bank Credit Agreement (the parties hereto acknowledge and agree that for purposes of this Section 9.7 the term 'financial covenants' shall be deemed to refer to the covenants set forth in Section 10.1 through Section 10.13, inclusive of the Bank Credit Agreement as of the date hereof) or the defined terms relevant to such financial covenants are amended or modified by the parties to said Bank Credit Agreement, or any additional financial covenant not set forth herein is incorporated into the Bank Credit Agreement in a manner which is more restrictive on the Obligors and their Subsidiaries or more beneficial to the Lenders under the Bank Credit Agreement, then and in such event the Obligors shall concurrently therewith provide notice to such effect to the each Noteholder, and the financial covenants and the defined terms relevant to such financial covenants set forth herein shall automatically be deemed amended or modified to the same effect as in the Bank Credit Agreement, or such additional financial covenants and the defined terms relevant to such financial covenants shall automatically be deemed to be incorporated into this Agreement by reference."

          Section 1.3.     New Section 9.8 to the Existing Note Purchase Agreement. The following shall be added as a new Section 9.8 to the Existing Note Purchase Agreement:

          "Section 9.8.     Rating. Each Obligor will at all times ensure that the Notes are rated by at least one (1) Rating Agency. On or prior to each one-year anniversary of the First Amendment Effective Date, the Obligors shall provide a letter evidencing the then current rating of the Notes to each holder, such letter to be dated not more than 10 days prior to such one-year anniversary."

          Section 1.4.     Amendment to Section 10.3(k) of the Existing Note Purchase Agreement. Clause (k) of Section 10.3 of the Existing Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

"(k) Investments consisting of Distributions permitted under Section 10.7(a) hereof; and"

          Section 1.5.     New Section 10.3(l) of the Existing Note Purchase Agreement. Section 10.3 of the Existing Note Purchase Agreement shall be and is hereby amended by adding the following as a new clause (l) to such Section 10.3:

          "(l)     Investments consisting of the Sovran Treasury Stock not to exceed 25% (by value) of the consolidated assets of Sovran, for purposes of Regulations U and X of the Board of Governors of the Federal Reserve System. For the avoidance of doubt, Sovran Treasury Stock shall not be deemed to constitute an asset of the Obligors for any other purpose hereunder."

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          Section 1.6.     Amendments to Sections 10.7 through 10.18, inclusive, of the Existing Note Purchase Agreement. Sections 10.7 through 10.18 inclusive (other than Section 10.10), of the Existing Note Purchase Agreement shall be and are hereby amended and restated in their entirety to read as follows:

          "Section 10.7.     Distributions (a) The Obligors will not in any period of four (4) consecutive completed fiscal quarters make any Distributions in such period in excess of 95% of Funds from Operations for such period, or (ii) any Distributions during any period when any Default or Event of Default has occurred and is continuing; provided, however, that the Obligors may at all times make Distributions to the extent (after taking into account all available funds of Sovran from all other sources) required in order to enable Sovran to continue to qualify as a REIT. In the event that Sovran or SALP raises equity during the term of this Agreement, the permitted percentage of Distributions will be adjusted based on the total declared distribution per share and partnership units over the most recent four (4) quarters to Funds From Operations per weighted average share and partnership unit based on the most recent four (4) quarters.

          (b)     Sovran will not, during any period when any Default or Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by Sovran in order to maintain its status as a REIT.

          Section 10.8.     Leverage Ratio. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the Leverage Ratio to exceed 55%.

          Section 10.9.     Secured Debt. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Secured Debt to exceed 30% of Gross Asset Value.

          Section 10.11.     Debt Service Coverages. (a) As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Adjusted EBITDA for the two (2) most recent, complete, consecutive fiscal quarters to be less than two (2) times Consolidated Debt Service Charges for the two (2) most recent, complete, consecutive fiscal quarters.

          (b)     As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Adjusted EBITDA for the two (2) most recent, complete, consecutive fiscal quarters to be less than one and three quarters (1.75) times Consolidated Fixed Charges for the two (2) most recent, complete, consecutive fiscal quarters.

          Section 10.12.     Unimproved Land. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the book value of Unimproved Land to exceed 10% of Gross Asset Value.

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          Section 10.13.     Construction-in-Process. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the aggregate Budgeted Project Costs of all Construction-in-Process to exceed 10% of Gross Asset Value.

          Section 10.14.     Promissory Notes. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the book value of Debt of third parties to the Obligors or their Subsidiaries for borrowed money or other liquid or liquifiable obligations, whether secured or unsecured, to exceed 10% of Gross Asset Value.

          Section 10.15.     Unimproved Land, Construction-in-Process and Notes. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit (a) the sum of (i) the book value of Unimproved Land, plus (ii) the aggregate Budgeted Project Costs of all Construction-in-Process, plus (iii) the book value of Debt of third parties to the Obligors or their Subsidiaries for borrowed money or other liquid or liquifiable obligations, whether secured or unsecured, to exceed (b) 20% of Gross Asset Value.

          Section 10.16.     Joint Venture Ownership Interest. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Joint Venture Ownership Interest Value to exceed 10% of Gross Asset Value.

          Section 10.17.     Unhedged Variable Rate Debt. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the value of Unhedged Variable Rate Debt to exceed 30% of Gross Asset Value.

          Section 10.18.     Unsecured Debt. As at the end of any fiscal quarter or other date of measurement, the Obligors shall not permit Consolidated Unsecured Debt to exceed 50% of aggregate Capitalized Unencumbered Property Value for all Unencumbered Properties."

          Section 1.7.     Amendment to Section 10.20 of the Existing Note Purchase Agreement. Section 10.20 of the Existing Note Purchase Agreement shall be and is hereby amended by inserting the phrase " "fixed charges or" after the first occurrence of the word "to" in the third line in such Section 10.20.

          Section 1.8.     New Defined Terms. Schedule B to the Existing Note Purchase Agreement shall be and is hereby amended to insert the following definitions in alphabetical order in such Schedule B:

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          "Cash and Cash Equivalents" means, collectively, unrestricted (i) cash, (ii) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; and (iii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's provided that the maturities of such Cash and Cash Equivalents shall not exceed one year.

          "Capitalization Rate" means, as of the First Amendment Effective Date, the rate equal to nine and one quarter percent (9.25%); provided however, that the Capitalization Rate shall be reviewed from time to time by the Noteholders and shall be subject to adjustment by the Required Holders, in their sole discretion, based upon market conditions for comparable property types; provided further that the Capitalization Rate may only be adjusted once during the term of the Note Agreement and may only be adjusted at such time by up to .50%.

          "Consolidated Fixed Charges" means with respect to the Obligors and their Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period plus (b) any and all scheduled repayments of principal (excluding balloon payments of principal due upon the stated maturity of any Debt) during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which the Obligors or any of their Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit due and payable during such period, and (v) Debt of the type referred to above of another Person guaranteed by the Obligors or any of their respective Subsidiaries, plus (c) Preferred Dividends for such period. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

"Default Rate" means, as the context may require, (i) the Series A Default Rate and (ii) the Series B Default Rate.

"First Amendment" means that certain First Amendment dated as of May 16, 2005 to Note Purchase Agreement dated as of September 4, 2003 among the Obligors and the Noteholders parties thereto.

"First Amendment Effective Date" is defined in the First Amendment.

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"Fitch" means Fitch IBCA Inc., or any successor thereto.

          "Gross Asset Value" means the sum of: (a) unrestricted Cash and Cash Equivalents, up to a maximum of $10,000,000; (b) for Real Estate owned for one fiscal quarter or more, the Consolidated Capitalized Value of all such Real Estate; (c) for Real Estate owned for less than one fiscal quarter, the acquisition cost of such Real Estate; (d) the book value of any Construction-In-Process; and (e) the book value of all other non-Real Estate assets, exclusive of any goodwill and other intangible assets, related-party receivables, Other Assets (as defined and appearing in SALP's financial statements), and prepaid expenses.

"Moody's" means Moody's Investors Services, Inc., or any successor thereto.

"Rating Agency" means Moody's, S&P, Fitch or another nationally recognized rating agency reasonably acceptable to the Required Noteholders.

"S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, or a any successor thereto."

          Section 1.9.     Amendment to Certain Defined Terms. Schedule B to the Existing Note Purchase Agreement shall be and is hereby amended by deleting the definitions of "Bank Credit Agreement", "Consolidated Capitalized Value", "Consolidated Tangible Net Worth", "Distribution", "Joint Venture Ownership Interest Value", "Leverage Ratio", "Sovran Treasury Stock" and "Unencumbered Property", and substituting therefor, respectively, to be added in alphabetical order the following in such Schedule B:

          "Bank Credit Agreement" means that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 among the Obligors, Fleet National Bank, as administrative Agent and lender, and the other financial institutions which are party thereto, as such agreement may be amended, renewed, replaced, refunded or refinanced from time to time and any successor bank credit facility which constitutes the primary bank credit facility of the Obligors.

          "Consolidated Capitalized Value" means as of any date of determination, an amount equal to Revised Consolidated Adjusted EBITDA for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by the Capitalization Rate. The calculation of Consolidated Capitalized Value shall be adjusted as set forth in Section 10.20 hereof.

"Consolidated Tangible Net Worth" means as of any date of determination, the Gross Asset Value minus Consolidated Total Liabilities.

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"Distribution" means, with respect to:

          (i)     SALP, any distribution of cash or other cash equivalent, directly or indirectly, to the partners or other equity interest holders of SALP; or any other distribution on or in respect of any partnership interests of SALP; and

          (ii)     Sovran, the declaration or payment of any dividend or any other distribution on or in respect of any shares of any class of capital stock of Sovran, other than (a) dividends payable solely in shares of common stock by Sovran, (b) the purchase, redemption, or other retirement of any shares of any class of capital stock of Sovran, directly or indirectly through a Subsidiary of Sovran or otherwise, or (c) the return of capital by Sovran to its shareholders as such.

          "Joint Venture Ownership Interest Value" means as of any date of determination, an amount equal to the pro rata share of Revised Consolidated Adjusted EBITDA attributable to the Obligors from Partially-Owned Entities for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by the Capitalization Rate.

          "Leverage Ratio" means as at the end of any fiscal quarter or other date of measurement, the ratio, of Consolidated Total Liabilities to Gross Asset Value, expressed in percentage terms by using Gross Asset Value as the denominator and Consolidated Total Liabilities as the numerator.

"Sovran Treasury Stock" means Sovran capital stock repurchased and held by Sovran as treasury stock.

          "Unencumbered Property" means any Real Estate located in the contiguous United States that on any date of determination: (a) is not subject to any Liens (including any such Lien imposed by the organizational documents of the owner of such asset, but excluding Permitted Liens), as certified by an officer of the Obligor Representative on the First Amendment Effective Date or such later date on which such Real Estate becomes an Unencumbered Property, (b) is not the subject of any matter that materially adversely affects the value of such Real Estate, (c) is not the subject of a Disqualifying Environmental Event, a Disqualifying Building Event or a Disqualifying Legal Event, in each case as certified by an officer of the Obligor Representative on the First Amendment Effective Date or such later date on which such Real Estate becomes an Unencumbered Property, (d) has been improved with a Building or Buildings which (1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, (2) are fully operational and (3) subsequent to the date that is twenty-four (24) months after the acquisition date of such Real Estate, have an average rent-paying occupancy rate (by net rentable square feet) of at least 75% for the two most recently ended consecutive fiscal quarters, (e) is wholly owned by an
                                                                  - 13 -

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Obligor or a Subsidiary Guarantor that is a Wholly-Owned Subsidiary and (f) has not been designated by the Obligors in writing to the holders of Notes as Real Estate that is not an Unencumbered Property because of a Disqualifying Environmental Event, a Disqualifying Building Event or a Disqualifying Legal Event or the Obligor's intention to subject such Unencumbered Property to an Debt Lien or to Sell such Unencumbered Property pursuant to Section 10.4(b) hereof, which designation shall not be permitted during the continuance of a Default (other than if such designation during a Default is made in conjunction with such Real Estate's being the subject of a Sale or Debt Lien under Section 10.4(b)(ii) and in compliance therewith) or an Event of Default and shall be accompanied by a compliance certificate in the form of Exhibit 10.4(b) attached hereto."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

          Section 2.1.     To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), each Obligor represents and warrants to the Noteholders that:

          (a)     this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b)     the Existing Note Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of such Obligor enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c)     the execution, delivery and performance by such Obligor of this First Amendment (i) has been duly authorized by all requisite corporate or limited partnership action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation, certificate of formation, bylaws or limited partnership agreement, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

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(d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

          (e)     all the representations and warranties contained in Section 5 of the Existing Note Agreements are true and correct in all material respects with the same force and effect as if made by such Obligor on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

          Section 3.1.     This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the "First Amendment Effective Date"):

(a) executed counterparts of this First Amendment, duly executed by the Obligors and the Noteholders, shall have been delivered to the Noteholders;

(b) the Noteholders shall have received a certified copy of the Bank Credit Agreement;

          (c)     the Noteholders shall have received (i) a copy of the resolutions of the Board of Directors or its equivalent of each Obligor authorizing the execution, delivery and performance by such Obligor of this First Amendment, certified by its Secretary or an Assistant Secretary;

(d) the representations and warranties of the Obligors set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

          (e)     the Noteholders shall have received the favorable opinion of Phillips Lytle LLP, counsel for the Obligors, dated the date hereof, which opinion shall be in form and substance satisfactory to the Noteholders and Chapman and Cutler LLP, their special counsel;

          (f)     All proceedings taken in connection with the transactions contemplated by this First Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Noteholders and Chapman and Cutler LLP, their special counsel, and the Noteholders shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions;

(g) As of the effective date of this First Amendment (after giving effect to the amendments contemplated hereby), no Default or Event of Default shall have occurred and be continuing; and

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(h) the Company shall have paid to each Noteholder the non-refundable fee due and owing to it pursuant to Section 4.2.

This First Amendment shall become effective on the First Amendment Effective Date.

SECTION 4. PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES AND AMENDMENT FEE.

          Section 4.1.     The Obligors agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

          Section 4.2.     The Obligors shall pay to each Noteholder on the First Amendment Effective Date a non-refundable fee equal to 10 basis points on the outstanding principal amount of the Notes held by each Noteholder.

SECTION 5. MISCELLANEOUS.

          Section 5.1.     This First Amendment shall be construed in connection with and as part of the Existing Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect.

          Section 5.2.     Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

          Section 5.3.     The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          Section 5.4.     This First Amendment shall be governed by and construed in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of laws of a jurisdiction other than such State.

          Section 5.5.     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

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SOVRAN SELF STORAGE INC. By: Name: Title:
SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc., its sole general partner By: Name: Title:

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The foregoing is hereby agreed to as of the date thereof:

METROPOLITAN LIFE INSURANCE COMPANY By: Name: Title:

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The foregoing is hereby agreed to as of the date thereof:

GENERAL AMERICAN LIFE INSURANCE COMPANY By: Metropolitan Life Insurance Company, as Investment Manager By: Name: Title:

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The foregoing is hereby agreed to as of the date thereof:

PRINCIPAL LIFE INSURANCE COMPANY

By:  Principal Global Investors, LLC
        a Delaware limited liability company,
        its authorized signatory

     By:____________________________
          Name:
          Title:

By: ____________________________
      Name:
      Title:

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The foregoing is hereby agreed to as of the date thereof:

CALHOUN & CO., as nominee for Comerica
   Bank & Trust, National Association, Trustee to
   the Trust created by Trust Agreement dated
   October 1, 2002

By: ___________________________________
      Name:
      Title:

[Scottish Annuity & Life - Lincoln]

CALHOUN & CO., as nominee for Comerica Bank &
   Trust, National Association, Trustee to the Trust
   created by Trust Agreement dated October 1,
    2002

By: ___________________________________
      Name:
      Title:

[Scottish Annuity & Life - 5YR]

CALHOUN & CO., as nominee for Scottish Re (Dublin) Ltd / Scottish Re (US) Inc Reserve Credit Trust Account By: ___________________________________ Name: Title: [Scottish Annuity & Life - Dublin]

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The foregoing is hereby agreed to as of the date thereof:

MELLON BANK, N.A., solely in its capacity as
    Custodian for Aviva Life-Principal Glob Priv
    General Account Universal Life (as directed by
    the Principal Global Investors, LLC), and not in
    its individual capacity (MAC & CO) - Nominee
    Name

By:
      Name:
      Title:

MELLON BANK, N.A., solely in its capacity as
    Custodian for Aviva Life-Principal Glob Priv
    EG Convertible Securities (as directed by the
    Principal Global Investors, LLC), and not in its     individual capacity (MAC & CO) - Nominee
    Name

By:
      Name:
      Title:

MELLON BANK, N.A., solely in its capacity as
    Custodian for Aviva Life-Principal Glob Priv
    Gen Acct Wealth Transfer 2000 (as directed by
    the Principal Global Investors, LLC), and not in
    its individual capacity (MAC & CO) - Nominee
    Name

By: ___________________________________
      Name:
      Title:


The foregoing is hereby agreed to as of the date thereof:

AIG ANNUITY INSURANCE COMPANY
THE VARIABLE ANNUITY INSURANCE
    COMPANY
AMERICAN INTERNATIONAL LIFE
    ASSURANCE COMPANY OF NEW YORK
    AIG LIFE INSURANCE COMPANY

By:  AIG Global Investment Corp., investment
        adviser

       By:
              Name:
              Title:


The foregoing is hereby agreed to as of the date thereof:

WACHOVIA SECURITIES, INC. By: Name: Title:


          The undersigned agrees to the foregoing Amendment as of the date aforesaid and confirms and ratifies its obligations under the Subsidiary Guaranty.

SOVRAN HOLDINGS INC. By Name: Title: